Quarterly Financial Supplement ——————————— Fourth Quarter 2024 The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Exhibit 99.2

Financial Results Financial Highlights 3 Consolidated Statements of Operations (GAAP) 4 Adjusted Net Earnings - Management View 5 Adjusted Net Earnings - Significant Income and Expense Items 6 Adjusted Return on Assets 7 Assets Under Management Rollforward and Average Assets Under Management 8 Interest and Investment Income and Yield 8 Consolidated Balance Sheets (GAAP) 9 Capitalization 10 Return on Equity Attributable to Common Shareholders 10 Investment Summary Summary of Invested Assets by Asset Class 11 Credit Quality of Fixed Maturity Securities, Asset-Backed Securities and CLO Securities 12 Product Summary GAAP Net Reserve Summary 13 Annuity Account Balance Rollforward 13 Annuity Liability Characteristics 14 Top 5 Reinsurers 14 Additional Information Ratings Overview 15 Shareholder Information 16 Non-GAAP Reconciliations 17 Non-GAAP Measures Definitions 21 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 2

Financial Highlights Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA Net earnings (loss) attributable to F&G $ 327 $ (6) $ 203 $ 115 $ (299) $ 639 $ (58) Net earnings (loss) attributable to common shareholders 323 (10) 198 111 (299) 622 (58) Net earnings (loss) attributable to common shareholders per diluted share ² 2.50 (0.08) 1.55 0.88 (2.41) 4.88 (0.47) Weighted-average diluted shares outstanding (in millions) 131 124 131 130 124 131 124 RELATED NON-GAAP MEASURES ¹ Adjusted net earnings attributable to common shareholders 143 156 139 108 75 546 335 Adjusted net earnings attributable to common shareholders per diluted share ² 1.12 1.22 1.10 0.86 0.60 4.30 2.68 Adjusted weighted-average diluted shares outstanding (in millions) 131 131 131 130 125 131 125 Adjusted return on assets attributable to common shareholders 1.06% 1.05% 0.98% 0.87% 0.73% 1.06% 0.73 % Adjusted return on average common shareholder equity, excluding AOCI 10.3% 9.1% 8.4% 7.4% 6.5% 10.3% 6.5 % SELECTED CONSOLIDATED BALANCE SHEET DATA Total assets 85,040 84,123 78,512 74,434 70,202 85,040 70,202 Total liabilities 80,964 79,648 74,724 70,751 67,099 80,964 67,099 Total equity 4,076 4,475 3,788 3,683 3,103 4,076 3,103 Total equity, excluding AOCI 5,999 5,706 5,741 5,566 5,093 5,999 5,093 Common shares outstanding (in millions) 127 126 126 126 126 127 126 RELATED NON-GAAP MEASURES ¹ Total F&G equity attributable to common shareholders, excluding AOCI 5,624 5,327 5,357 5,179 5,093 5,624 5,093 Book value per common share 29.14 32.51 27.02 26.16 24.63 29.14 24.63 Book value per common share, excluding AOCI 44.28 42.28 42.52 41.10 40.42 44.28 40.42 Assets under management ("AUM") 53,817 52,464 52,208 49,787 49,103 53,817 49,103 Average assets under management ("AAUM") YTD 51,574 50,970 50,181 49,400 46,044 51,574 46,044 AUM before flow reinsurance 65,274 62,875 61,370 58,020 55,928 65,274 55,928 SALES ¹ Indexed annuities ("FIA/RILA") $ 1,797 $ 1,847 $ 1,648 $ 1,437 $ 1,142 $ 6,729 $ 4,699 Fixed rate annuities ("MYGA") 648 1,655 1,475 1,327 1,753 5,105 5,066 Total annuity 2,445 3,502 3,123 2,764 2,895 11,834 9,765 Indexed universal life ("IUL") 41 39 44 42 39 166 156 Funding agreements ("FABN/FHLB") — — 915 105 385 1,020 1,256 Pension risk transfer ("PRT") 983 337 338 584 764 2,242 1,976 Gross sales 3,469 3,878 4,420 3,495 4,083 15,262 13,153 Sales attributable to flow reinsurance to third parties (1,031) (1,492) (975) (1,193) (1,534) (4,691) (3,915) Net sales $ 2,438 $ 2,386 $ 3,445 $ 2,302 $ 2,549 $ 10,571 $ 9,238 ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Beginning in 2024, diluted share count reflects the effect of 5 million common shares issuable upon the conversion of the FNF 6.875% Series A Mandatory Convertible Preferred Stock, par value $0.001 par value per share, when their effect was dilutive. For time periods when dilutive, the weighted average number of diluted shares includes assumed issuance of common shares upon conversion of the preferred stock, as well as the preferred stock dividends are not deducted from net earnings (loss) or adjusted net earnings (loss). F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 3

Consolidated Statements of Operations (GAAP) Three months ended Year ended December 31, 2024 ¹ September 30, 2024 ¹ June 30, 2024 ¹ March 31, 2024 ¹ December 31, 2023 December 31, 2024 ¹ December 31, 2023 Revenues Life insurance premiums and other fees $ 1,149 $ 506 $ 487 $ 718 $ 890 $ 2,860 $ 2,413 Interest and investment income 707 712 684 616 589 2,719 2,211 Owned distribution revenues 20 20 18 23 — 81 — Recognized gains and (losses), net (317) 206 (17) 212 133 84 (124) Total revenues 1,559 1,444 1,172 1,569 1,612 5,744 4,500 Benefits and expenses Benefits and other changes in policy reserves 927 1,095 608 1,161 1,632 3,791 3,553 Market risk benefit (gains) losses (105) 71 20 (11) 115 (25) 95 Depreciation and amortization 152 147 147 123 110 569 412 Personnel costs 81 80 69 66 65 296 232 Other operating expenses 54 45 46 58 39 203 146 Interest expense 38 36 28 30 26 132 97 Total benefits and expenses 1,147 1,474 918 1,427 1,987 4,966 4,535 Earnings (loss) before income taxes 412 (30) 254 142 (375) 778 (35) Income tax expense (benefit) 85 (25) 50 26 (76) 136 23 Net earnings (loss) 327 (5) 204 116 (299) 642 (58) Less: Non-controlling interests — 1 1 1 — 3 — Net earnings (loss) attributable to F&G 327 (6) 203 115 (299) 639 (58) Less: Preferred stock dividend 4 4 5 4 — 17 — Net earnings (loss) attributable to F&G common shareholders $ 323 $ (10) $ 198 $ 111 $ (299) $ 622 $ (58) Net earnings (loss) attributable to F&G common shareholders per common share Basic $ 2.58 $ (0.08) $ 1.60 $ 0.90 $ (2.41) $ 4.98 $ (0.47) Diluted $ 2.50 $ (0.08) $ 1.55 $ 0.88 $ (2.41) $ 4.88 $ (0.47) Weighted average common shares used in computing net earnings (loss) per common share Basic 125 124 124 124 124 125 124 Diluted 131 124 131 130 124 131 124 ¹ Reflects majority stake in owned distribution starting in January 2024. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 4

Adjusted Net Earnings - Management View ¹ Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Interest and investment income - fixed income and other $ 513 $ 514 $ 493 $ 475 $ 453 $ 1,995 $ 1,728 Interest and investment income - alternatives (including short term mark- to-market) 160 150 167 112 124 589 452 Interest and investment income - variable 19 26 6 8 — 59 6 Adjusted interest and investment income 692 690 666 595 577 2,643 2,186 Cost of funds (407) (406) (390) (362) (384) (1,565) (1,345) Product margin 285 284 276 233 193 1,078 841 Flow reinsurance fee income 20 22 21 15 23 78 58 Owned distribution margin 12 12 9 13 3 46 11 Operating expenses (95) (103) (97) (94) (95) (389) (351) Interest expense (38) (36) (31) (30) (26) (135) (97) Income tax (expense) benefit (37) (19) (34) (25) (23) (115) (127) Adjusted net earnings 147 160 144 112 75 563 335 Less: Preferred stock dividend 4 4 5 4 — 17 — Adjusted net earnings attributable to common shareholders $ 143 $ 156 $ 139 $ 108 $ 75 $ 546 $ 335 Adjusted net earnings per common share Diluted $ 1.12 $ 1.22 $ 1.10 $ 0.86 $ 0.60 $ 4.30 $ 2.68 Weighted average common shares used in computing adjusted net earnings per common share Diluted 131 131 131 130 125 131 125 ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 5

Adjusted Net Earnings - Significant Income and Expense Items ¹ Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes ($ and shares in table in millions). Significant Income and Expense Items (Reflected in Adjusted Net Earnings) Alternatives Long-term Expected Return (Not Reflected in Adjusted Net Earnings) Weighted Average Diluted Shares Outstanding Three months ended December 31, 2024 Adjusted net earnings of $143 million for the three months ended December 31, 2024 included $138 million of investment income from alternative investments, $15 million of CLO redemptions and bond prepay income and $7 million of actuarial model refinements and other items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $170 million. $160 $170 131 September 30, 2024 Adjusted net earnings of $156 million for the three months ended September 30, 2024 included $131 million of investment income from alternative investments, $21 million of CLO redemptions and bond prepay income, and $14 million tax valuation allowance, partially offset by $17 million of net expense from actuarial assumption updates. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $172 million. $149 $172 131 June 30, 2024 Adjusted net earnings of $139 million for the three months ended June 30, 2024 included $145 million of investment income from alternative investments and $4 million of CLO redemptions and bond prepay income, partially offset by $16 million of actuarial model updates and refinements. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $165 million. $133 $165 131 March 31, 2024 Adjusted net earnings of $108 million for the three months ended March 31, 2024 included $100 million of investment income from alternative investments and $6 million income of CLO redemption gains and bond prepay income. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $152 million. $106 $152 130 December 31, 2023 Adjusted net earnings of $75 million for the three months ended December 31, 2023 included $110 million of investment income from alternative investments, partially offset by $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $147 million. $91 $147 125 Year ended December 31, 2024 Adjusted net earnings of $546 million for the year ended December 31, 2024 included $514 million of investment income from alternative investments and $46 million of CLO redemptions and bond prepay income, and $14 million tax valuation allowance, partially offset by $26 million of net expense from actuarial assumption and model updates and other items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $659 million. $548 $659 131 December 31, 2023 Adjusted net earnings of $335 million for the year ended December 31, 2023 included $405 million of investment income from alternative investments and $5 million of bond prepay income, partially offset by $37 million tax valuation allowance, $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $558 million. $354 $558 125 ¹ Refer to Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders on page 17 and Adjusted Net Earnings - Management View on page 5. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 6

Adjusted Return on Assets ¹ Annualized year to date December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Adjusted interest and investment income $ 2,643 $ 2,601 $ 2,522 $ 2,380 $ 2,186 Cost of funds (1,565) (1,544) (1,504) (1,448) (1,345) Product margin 1,078 1,057 1,018 932 841 Flow reinsurance fee income 78 77 72 60 58 Owned distribution margin 46 45 44 52 11 Expenses (operating, interest and taxes) (639) (625) (622) (596) (575) Adjusted net earnings $ 563 $ 554 $ 512 $ 448 $ 335 Less: Preferred stock dividend 17 17 18 16 — Adjusted net earnings attributable to common shareholders (A) $ 546 $ 537 $ 494 $ 432 $ 335 AAUM YTD (B) 51,574 50,970 50,181 49,400 46,044 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Adjusted interest and investment income 5.12% 5.10% 5.03% 4.82% 4.75 % Cost of funds (3.03) % (3.03) % (3.00) % (2.93) % (2.92) % Product margin 2.09% 2.07% 2.03% 1.89% 1.83 % Flow reinsurance fee income 0.15% 0.15% 0.14% 0.12% 0.13 % Owned distribution margin 0.09% 0.09% 0.09% 0.10% 0.02 % Expenses (operating, interest and taxes) (1.24) % (1.23) % (1.24) % (1.21) % (1.25) % Adjusted return on assets 1.09% 1.08% 1.02% 0.90% 0.73 % Less: Preferred stock dividend 0.03% 0.03% 0.04% 0.03% — % Adjusted return on assets attributable to common shareholders (A/B) 1.06% 1.05% 0.98% 0.87% 0.73% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 7

Assets Under Management Rollforward and Average Assets Under Management ¹ Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 AUM at beginning of period $ 52,464 $ 52,208 $ 49,787 $ 49,103 $ 47,103 $ 49,103 $ 43,568 Net new business asset flows 2,270 1,726 3,057 2,116 3,165 9,169 9,104 Net flow reinsurance to third parties (1,046) (1,248) (930) (1,407) (1,352) (4,631) (3,961) Net capital transaction proceeds (disbursements) 129 (222) 294 (25) 187 176 392 AUM at end of period $ 53,817 $ 52,464 $ 52,208 $ 49,787 $ 49,103 $ 53,817 $ 49,103 AAUM YTD $ 51,574 $ 50,970 $ 50,181 $ 49,400 $ 46,044 $ 51,574 $ 46,044 AUM before flow reinsurance $ 65,274 $ 62,875 $ 61,370 $ 58,020 $ 55,928 $ 65,274 $ 55,928 Interest and Investment Income and Yield ¹ Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Adjusted interest and investment income ² $ 692 $ 690 $ 666 $ 595 $ 577 $ 2,643 $ 2,186 AAUM QTD 53,307 52,661 50,864 49,400 48,028 51,574 46,044 Yield on AAUM 5.19% 5.24% 5.24% 4.82% 4.80% 5.12% 4.75 % Less: Alternatives investment income (including short term mark-to- market) ³ 160 150 167 112 124 589 452 Less: Variable investment income ⁴ 19 26 6 8 — 59 6 Fixed income and other net investment income ² ⁵ $ 513 $ 514 $ 493 $ 475 $ 453 $ 1,995 $ 1,728 AAUM QTD, excluding alternative investments 44,739 44,100 42,509 41,670 40,634 43,305 39,081 Yield on AAUM, excluding alternative investments and variable investment income 4.59% 4.66% 4.64% 4.56% 4.46% 4.61% 4.42% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Reflects interest and investment income on an adjusted net earnings basis. ³ Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as fixed maturity securities. ⁴ Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income. ⁵ Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 8

Consolidated Balance Sheets (GAAP) Assets December 31, 2024 ¹ September 30, 2024 ¹ June 30, 2024 ¹ March 31, 2024 ¹ December 31, 2023 Investments Fixed maturity securities available for sale, at fair value, (amortized cost of $49,729), net of allowance for credit losses of $62 at December 31, 2024 $ 46,317 $ 46,909 $ 43,826 $ 42,631 $ 40,419 Preferred securities, at fair value 270 289 332 381 469 Equity securities, at fair value 145 146 147 138 137 Derivative investments 792 1,401 1,032 1,024 797 Mortgage loans, net of allowance for credit losses of $70 at December 31, 2024 5,926 5,626 5,439 5,440 5,336 Investments in unconsolidated affiliates (certain investments at fair value of $272 at December 31, 2024) 3,565 3,666 3,705 3,367 3,071 Other long-term investments 580 581 574 556 537 Policy loans 104 94 86 78 71 Short-term investments 2,410 681 421 263 1,452 Total investments $ 60,109 $ 59,393 $ 55,562 $ 53,878 $ 52,289 Cash and cash equivalents 2,264 3,539 3,526 2,372 1,563 Reinsurance recoverable, net of allowance for credit losses of $20 at December 31, 2024 13,369 12,404 11,031 10,112 8,960 Goodwill 2,179 2,179 2,017 2,017 1,749 Prepaid expenses and other assets (certain assets held at fair value of $11 million at December 31, 2024) 1,059 942 983 980 931 Other intangible assets, net 5,572 5,349 4,952 4,612 4,207 Market risk benefits asset 189 134 103 95 88 Income taxes receivable — 2 11 23 27 Deferred tax asset, net 299 181 327 345 388 Total assets $ 85,040 $ 84,123 $ 78,512 $ 74,434 $ 70,202 Liabilities and Equity Contractholder funds $ 56,404 $ 55,468 $ 53,602 $ 50,875 $ 48,798 Future policy benefits 8,749 8,268 7,636 7,441 7,050 Market risk benefits liability 549 603 459 425 403 Accounts payable and accrued liabilities 2,219 3,291 2,328 2,237 2,011 Income taxes payable 5 — — — — Notes payable 2,171 2,038 2,038 1,748 1,754 Funds withheld for reinsurance liabilities 10,867 9,980 8,661 8,025 7,083 Total liabilities $ 80,964 $ 79,648 $ 74,724 $ 70,751 $ 67,099 Equity Preferred stock $0.001 par value; authorized 25,000,000 shares as of December 31, 2024; outstanding and issued shares of 5,000,000 as of December 31, 2024 — — — — — Common stock $0.001 par value; authorized 500,000,000 shares as of December 31, 2024; outstanding and issued shares of 126,792,844 and 127,952,143 as of December 31, 2024, respectively — — — — — Additional paid-in-capital 3,464 3,456 3,449 3,442 3,185 Retained earnings 2,440 2,145 2,182 2,011 1,926 Accumulated other comprehensive income (loss) ("AOCI") (1,923) (1,231) (1,953) (1,883) (1,990) Treasury stock, at cost (1,159,299 shares as of December 31, 2024) (30) (24) (24) (24) (18) Total F&G Annuities & Life, Inc. shareholders' equity $ 3,951 $ 4,346 $ 3,654 $ 3,546 $ 3,103 Non-controlling interests 125 129 134 137 — Total equity $ 4,076 $ 4,475 $ 3,788 $ 3,683 $ 3,103 Total liabilities and equity $ 85,040 $ 84,123 $ — $ 78,512 $ 74,434 $ 70,202 ¹ Reflects majority stake in owned distribution starting in January 2024. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 9

Capitalization ¹ Three months ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Notes payable $ 2,171 $ 2,038 $ 2,038 $ 1,748 $ 1,754 Net issuance costs (premium) 24 22 22 12 6 Notes payable (aggregate principal amount) (A) $ 2,195 $ 2,060 $ 2,060 $ 1,760 $ 1,760 Total equity 4,076 4,475 3,788 3,683 3,103 Less: AOCI (1,923) (1,231) (1,953) (1,883) (1,990) Total equity, excluding AOCI $ 5,999 $ 5,706 $ 5,741 $ 5,566 $ 5,093 Total Capitalization, excluding AOCI (B) $ 8,194 $ 7,766 $ 7,801 $ 7,326 $ 6,853 Debt-to-Capitalization, excluding AOCI (A/B) 26.8% 26.5% 26.4% 24.0% 25.7 % Return on Equity Attributable to Common Shareholders ¹ Twelve months ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net earnings (loss) attributable to common shareholders - rolling four quarters (C) $ 622 $ — $ 316 $ 248 $ (58) Adjusted net earnings attributable to common shareholders - rolling four quarters (D) 546 478 442 382 335 Average F&G equity attributable to common shareholders - 5 point average (E) 3,520 3,254 2,939 2,755 2,577 Less: Average AOCI - 5 point average (1,796) (2,020) (2,295) (2,414) (2,601) Average F&G equity attributable to common shareholders, excluding AOCI - 5 point average (F) $ 5,316 $ 5,274 $ 5,234 $ 5,169 $ 5,178 Return on average common shareholder equity (C/E) 17.7% — % 10.8% 9.0% (2.3) % Adjusted return on average common shareholder equity, excluding AOCI (D/F) 10.3% 9.1% 8.4% 7.4% 6.5% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 10

Summary of Invested Assets by Asset Class December 31, 2024 December 31, 2023 Amortized Cost Fair Value Percent Amortized Cost Fair Value Percent Fixed maturity securities, available for sale United States Government full faith and credit $ 160 $ 158 — % $ 258 $ 261 1 % United States Government sponsored entities 98 95 — % 34 31 — % United States municipalities, states and territories 1,592 1,346 2% 1,776 1,567 3 % Foreign Governments 231 186 — % 263 226 — % Corporate securities: Finance, insurance and real estate 9,284 8,611 14% 7,526 6,895 13 % Manufacturing, construction and mining 1,299 1,139 2% 1,077 947 2 % Utilities, energy and related sectors 3,498 2,971 5% 2,825 2,374 5 % Wholesale/retail trade 3,694 3,210 5% 2,799 2,433 5 % Services, media and other 5,402 4,547 8% 4,553 3,930 8 % Hybrid securities 604 581 1% 668 618 1 % Non-agency residential mortgage-backed securities 2,763 2,693 5% 2,467 2,393 5 % Commercial mortgage-backed securities 5,327 5,131 9% 4,732 4,410 9 % Asset-backed securities 10,478 10,270 17% 9,273 8,929 17 % Collateral loan obligations ("CLO") 5,299 5,379 9% 5,350 5,405 10 % Total fixed maturity securities, available for sale $ 49,729 $ 46,317 77% $ 43,601 $ 40,419 79 % Equity securities 468 415 1% 682 606 1 % Limited partnerships: Private equity 1,830 1,830 3% 1,277 1,277 2 % Real assets 444 437 1% 465 463 1 % Credit 1,021 1,021 2% 1,039 1,039 2 % Limited partnerships 3,295 3,288 6% 2,781 2,779 5 % Commercial mortgage loans 2,705 2,404 4% 2,538 2,253 4 % Residential mortgage loans 3,221 2,916 5% 2,798 2,545 5 % Other (primarily derivatives, company owned life insurance and unconsolidated owned distribution investments) 1,771 1,753 3% 1,621 1,697 3 % Short term investments 2,410 2,410 4% 1,452 1,452 3 % Total investments ¹ $ 63,599 $ 59,503 100% $ 55,473 $ 51,751 100% ¹ Asset duration of 4.9 years and 5.2 years vs. liability duration of 5.8 years and 4.7 years for the periods ending December 31, 2024 and December 31, 2023, respectively. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 11

Credit Quality of Fixed Maturity Securities December 31, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 29,174 63 % BBB 2 15,082 33 % BB 3 1,538 3 % B 4 353 1 % CCC 5 68 — % CC and lower 6 102 — % Total $ 46,317 100 % Credit Quality of Asset-Backed Securities December 31, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 7,963 78 % BBB 2 1,633 16 % BB 3 445 4 % B 4 183 2 % CCC 5 8 — % CC and lower 6 38 — % Total $ 10,270 100 % Credit Quality of CLO Securities December 31, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 3,411 63 % BBB 2 1,396 26 % BB 3 524 10 % B 4 10 — % CCC 5 — — % CC and lower 6 38 1 % Total $ 5,379 100 % F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 12

GAAP Net Reserve Summary Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Indexed annuities $ 30,141 $ 30,239 $ 29,439 $ 28,741 $ 27,792 $ 30,141 $ 27,792 Fixed rate annuities 6,434 6,508 6,044 5,876 5,924 6,434 5,924 Single premium immediate annuity and other 1,564 1,660 1,606 1,650 1,699 1,564 1,699 Indexed universal and other life 2,813 2,795 2,624 2,542 2,521 2,813 2,521 Funding agreements 5,315 5,325 6,071 5,150 5,152 5,315 5,152 Pension risk transfer 6,066 5,408 4,882 4,670 4,203 6,066 4,203 Total product reserves $ 52,333 $ 51,935 $ 50,666 $ 48,629 $ 47,291 $ 52,333 $ 47,291 Annuity Account Balance Rollforward ¹ Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Annuity balances at beginning of period: $ 35,103 $ 34,371 $ 33,545 $ 32,967 $ 32,541 $ 32,967 $ 30,403 Net deposits Indexed annuities 1,380 1,381 1,680 1,387 1,179 5,828 4,739 Fixed rate annuities 65 629 446 135 214 1,275 1,144 Total net deposits 1,445 2,010 2,126 1,522 1,393 7,103 5,883 Surrenders, withdrawals, deaths, etc. Indexed annuities (1,151) (1,264) (1,101) (804) (769) (4,320) (2,515) Fixed rate annuities (211) (249) (376) (305) (334) (1,141) (1,168) Total surrenders, withdrawals, deaths, etc. (1,362) (1,513) (1,477) (1,109) (1,103) (5,461) (3,683) Net flows 83 497 649 413 290 1,642 2,200 Premium and interest bonuses 28 23 25 22 24 98 87 Fixed interest credited and index credits 394 258 201 189 163 1,042 459 Guaranteed product rider fees (55) (46) (49) (46) (51) (196) (182) Account balance at end of period $ 35,553 $ 35,103 $ 34,371 $ 33,545 $ 32,967 $ 35,553 $ 32,967 ¹ The rollforward reflects the vested account balance of our indexed annuities and fixed rate annuities, net of reinsurance. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 13

Annuity Liability Characteristics Fixed Rate Annuities Account Value Indexed Annuities Account Value Surrender Charge Percentages: December 31, 2024 No surrender charge $ 313 $ 2,314 0.0% < 2.0% 23 437 2.0% < 4.0% 212 1,598 4.0% < 6.0% 672 3,126 6.0% < 8.0% 2,277 5,346 8.0% < 10.0% 2,661 9,922 10.0% or greater — 6,652 $ 6,158 $ 29,395 Fixed Rate Annuities Account Value Indexed Annuities Account Value Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential: December 31, 2024 No differential $ 417 $ 1,269 0.0% - 1.0% 49 971 1.0% - 2.0% 1,174 518 2.0% - 3.0% 1,398 452 3.0% - 4.0% 882 501 4.0% - 5.0% 2,034 25 5.0% - 6.0% 204 — Allocated to index strategies — 25,659 $ 6,158 $ 29,395 Top 5 Reinsurers December 31, 2024 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable ¹ AM Best S&P Fitch Moody's Aspida Life Re Ltd $ 7,844 A- — — — Somerset Reinsurance Ltd 2,822 A- BBB+ — — Everlake 1,168 A — — — Wilton Re 1,066 A+ — A- — Canada Life Reinsurance Co. 76 A+ — — — ¹ Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 14

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company and Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Baa3 Junior Subordinated Notes ¹ Not Rated BB BB Ba1 CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Fidelity & Guaranty Life Holdings, Inc. ² Issuer Credit / Default Rating BBB BBB- BBB Not Rated Outlook Stable Stable Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- A3 Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable ¹ Reflects rating of $375 million Junior Subordinated Notes due 2065 issued in January 2025 ² Ratings removed for Fidelity & Guaranty Life Holdings, Inc. Senior Unsecured Notes due 2025 following full redemption in February 2025 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 15

Shareholder Information NYSE: FG History of Quarterly Common Stock Price High Low Close 2023 First Quarter $ 24.41 $ 15.56 $ 18.12 Second Quarter 24.78 14.93 24.78 Third Quarter 30.76 23.06 28.06 Fourth Quarter 48.14 26.12 46.00 2024 First Quarter 47.54 35.99 40.55 Second Quarter 42.76 35.11 38.05 Third Quarter 45.69 37.08 44.72 Fourth Quarter 48.76 40.10 41.44 History of Quarterly Cash Dividend to Common Shareholders Ex-Dividend Date Record Date Payable Date Amount per Share 2023 First Quarter 1/13/2023 1/17/2023 1/31/2023 $ 0.20 Second Quarter 6/15/2023 6/16/2023 6/30/2023 $ 0.20 Third Quarter 9/14/2023 9/15/2023 9/29/2023 $ 0.20 Fourth Quarter 12/14/2023 12/15/2023 12/29/2023 $ 0.21 2024 First Quarter 3/14/2024 3/15/2024 3/29/2024 $ 0.21 Second Quarter 6/13/2024 6/14/2024 6/28/2024 $ 0.21 Third Quarter 9/13/2024 9/16/2024 9/30/2024 $ 0.21 Fourth Quarter 12/16/2024 12/17/2024 12/31/2024 $ 0.22 Corporate Headquarters Research Analyst Coverage F&G Annuities & Life, Inc. Wes Carmichael John Barnidge 801 Grand Avenue, Suite 2600 Autonomous Research Piper Sandler Companies Des Moines, IA 50309 (646) 561-6250 (312) 281-3412 wcarmichael@autonomous.com john.barnidge@psc.com Investor Contact Lisa Foxworthy-Parker Alex Scott John Campbell SVP, Investor and External Relations Barclays Capital, Inc. Stephens, Inc. Investor.relations@fglife.com (212) 526-1561 (501) 377-6362 (515) 330-3307 alex.scott@barclays.com john.campbell@stephens.com Transfer Agent Continental Stock Transfer and Trust Company 1 State Street, 30th Floor New York, NY 10004 Phone: (212) 509-4000 http://www.continentalstock.com F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 16

Non-GAAP Reconciliations Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders ¹ Net earnings (loss) attributable to common shareholders $ 323 $ (10) $ 198 $ 111 $ (299) $ 622 $ (58) Non-GAAP adjustments Recognized (gains) and losses, net Net realized and unrealized (gains) losses on fixed maturity available- for-sale securities, equity securities and other invested assets 24 (15) (37) (48) 9 (76) 98 Change in allowance for expected credit losses — 10 21 1 15 32 48 Change in fair value of reinsurance related embedded derivatives (153) 178 (10) 18 162 33 128 Change in fair value of other derivatives and embedded derivatives 96 (127) 8 61 (72) 38 (60) Recognized (gains) losses, net (33) 46 (18) 32 114 27 214 Market related liability adjustments (233) 145 (71) (55) 353 (214) 258 Purchase price amortization 21 22 19 22 6 84 22 Transaction costs, other and non-recurring items 19 — (3) — — 16 3 Non-controlling interest (2) (3) (2) (3) — (10) — Income taxes adjustment 48 (44) 16 1 (99) 21 (104) Adjusted net earnings attributable to common shareholders ¹ $ 143 $ 156 $ 139 $ 108 $ 75 $ 546 $ 335 ¹ Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 6. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 17

Non-GAAP Reconciliations (continued) Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Reconciliation of interest and investment income to adjusted interest and investment income US GAAP interest and investment income $ 707 $ 712 $ 684 $ 616 $ 589 $ 2,719 $ 2,211 Adjustments Recognized (gains) losses, net (10) (16) (16) (17) (9) (59) (15) Transaction costs, other and non-recurring items — — — — — — 1 Reclass of dividend income to owned distribution margin (5) (6) (2) (4) (3) (17) (11) Total adjustments to arrive at adjusted interest and investment income (15) (22) (18) (21) (12) (76) (25) Adjusted interest and investment income $ 692 $ 690 $ 666 $ 595 $ 577 $ 2,643 $ 2,186 Reconciliation of benefits and expenses to cost of funds US GAAP life insurance premiums and other fees 1,149 506 487 718 890 2,860 2,413 US GAAP recognized gains and (losses), net (317) 206 (17) 212 133 84 (124) US GAAP benefits and other changes in policy reserves (927) (1,095) (608) (1,161) (1,632) (3,791) (3,553) US GAAP market risk benefit gains (losses) 105 (71) (20) 11 (115) 25 (95) US GAAP depreciation and amortization (152) (147) (147) (123) (110) (569) (412) US GAAP line items subtotal $ (142) $ (601) $ (305) $ (343) $ (834) $ (1,391) $ (1,771) Adjustments Recognized (gains) losses, net (24) 61 (3) 45 120 79 221 Market related liability adjustments (233) 145 (71) (55) 353 (214) 258 Purchase price amortization 16 15 14 13 6 58 22 Reclass of acquisition expenses from operating expenses (4) (4) (4) (7) (6) (19) (17) Reclass of fee income to flow reinsurance margin (20) (22) (21) (15) (23) (78) (58) Total adjustments to arrive at cost of funds (265) 195 (85) (19) 450 (174) 426 Cost of funds $ (407) $ (406) $ (390) $ (362) $ (384) $ (1,565) $ (1,345) Composition of flow reinsurance margin Reclass of fee income from cost of funds 20 22 21 15 23 78 58 Flow reinsurance margin $ 20 $ 22 $ 21 $ 15 $ 23 $ 78 $ 58 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 18

Non-GAAP Reconciliations (continued) Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Reconciliation of owned distribution revenues to owned distribution margin US GAAP owned distribution revenues $ 20 $ 20 $ 18 $ 23 $ — $ 81 $ — US GAAP non-controlling interest — (1) (1) (1) — (3) — US GAAP line items subtotal 20 19 17 22 — 78 — Adjustments Non-controlling interest (2) (3) (2) (3) — (10) — Reclass of owned distribution dividend income from interest and investment income 5 6 2 4 3 17 11 Reclass of owned distribution expenses from operating expenses (11) (10) (8) (10) — (39) — Total adjustments to arrive at owned distribution margin (8) (7) (8) (9) 3 (32) 11 Owned distribution margin $ 12 $ 12 $ 9 $ 13 $ 3 $ 46 $ 11 Reconciliation of operating expenses US GAAP personnel costs $ (81) $ (80) $ (69) $ (66) $ (65) $ (296) $ (232) US GAAP other operating expenses (54) (45) (46) (58) (39) (203) (146) US GAAP line items subtotal (135) (125) (115) (124) (104) (499) (378) Adjustments Recognized (gains) losses, net 1 1 1 4 3 7 8 Purchase price amortization 5 7 5 9 — 26 — Transaction costs, other and non-recurring items 19 — — — — 19 2 Reclass of acquisition expenses to cost of funds 4 4 4 7 6 19 17 Reclass of expenses to owned distribution margin 11 10 8 10 — 39 — Total adjustments to arrive at operating expenses 40 22 18 30 9 110 27 Operating expenses $ (95) $ (103) $ (97) $ (94) $ (95) $ (389) $ (351) Reconciliation of interest expense US GAAP interest expense $ (38) $ (36) $ (28) $ (30) $ (26) $ (132) $ (97) US GAAP line items subtotal (38) (36) (28) (30) (26) (132) (97) Adjustments Transaction costs, other and non-recurring items — — (3) — — (3) — Total adjustments to arrive at interest expense — — (3) — — (3) — Interest expense $ (38) $ (36) $ (31) $ (30) $ (26) $ (135) $ (97) F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 19

Non-GAAP Reconciliations (continued) Three months ended Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Reconciliation of income tax (expense) benefit to non-GAAP income tax (expense) benefit US GAAP income tax (expense) benefit $ (85) $ 25 $ (50) $ (26) $ 76 $ (136) $ (23) Adjustments Income taxes on non-GAAP adjustments 48 (44) 16 1 (99) 21 (104) Total adjustments to arrive at adjusted income tax (expense) benefit 48 (44) 16 1 (99) 21 (104) Adjusted income tax (expense) benefit $ (37) $ (19) $ (34) $ (25) $ (23) $ (115) $ (127) Year ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Reconciliation of total investments to AUM US GAAP total investments $ 60,109 $ 59,393 $ 55,562 $ 53,878 $ 52,289 $ 60,109 $ 52,289 US GAAP cash and cash equivalents 2,264 3,539 3,526 2,372 1,563 2,264 1,563 Less: US GAAP derivative investments 792 1,401 1,032 1,024 797 792 797 US GAAP line items subtotal 61,581 61,531 58,056 55,226 53,055 61,581 53,055 Adjustments Reinsurance assets ceded adjustment (10,836) (9,838) (8,602) (7,993) (6,879) (10,836) (6,879) Unrealized (gains)/losses and allowances adjustment 3,412 2,102 3,414 3,182 3,227 3,412 3,227 Owned distribution investments adjustment (300) (314) (381) (365) (291) (300) (291) Reclass from prepaid expenses and other assets ¹ 742 770 666 677 604 742 604 Reclass from accounts payable and accrued liabilities ² (782) (1,787) (945) (940) (613) (782) (613) Total adjustments to arrive at AUM (7,764) (9,067) (5,848) (5,439) (3,952) (7,764) (3,952) AUM 53,817 52,464 52,208 49,787 49,103 53,817 49,103 Flow reinsurance 11,457 10,411 9,162 8,233 6,825 11,457 6,825 AUM before flow reinsurance $ 65,274 $ 62,875 $ 61,370 $ 58,020 $ 55,928 $ 65,274 $ 55,928 Reconciliation of total F&G Annuities & Life, Inc. shareholders' equity to total F&G equity attributable to common shareholders, excluding AOCI Total F&G Annuities & Life, Inc. shareholders' equity $ 3,951 $ 4,346 $ 3,654 $ 3,546 $ 3,103 $ 3,951 $ 3,103 Less: Preferred stock 250 250 250 250 — 250 — Total F&G equity attributable to common shareholders 3,701 4,096 3,404 3,296 3,103 3,701 3,103 Less: AOCI (1,923) (1,231) (1,953) (1,883) (1,990) (1,923) (1,990) Total F&G equity attributable to common shareholders, excluding AOCI $ 5,624 $ 5,327 $ 5,357 $ 5,179 $ 5,093 $ 5,624 $ 5,093 ¹ Includes accrued investment income, receivable for sale of investments and low income housing tax credit assets ² Includes derivative collateral and payable for purchase of investments F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 20

Non-GAAP Measures Definitions Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings attributable to common shareholders Adjusted net earnings attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings attributable to common shareholders is calculated by adjusting net earnings (loss) attributable to common shareholders to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other and “non-recurring,” “infrequent” or “unusual items”: Other adjustments include removing any charges associated with U.S. guaranty fund assessments as these charges neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, but result from external situations not controlled by the Company. Further, Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 21

Non-GAAP Measures Definitions (continued) Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of components consistent with AUM, but also includes flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 22

Non-GAAP Measures Definitions (continued) Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income on an adjusted net earnings basis by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2024 23